THE LAZARD FUNDS, INC.
Lazard Global Strategic Equity Portfolio

Supplement to Current Prospectus

The following replaces "Lazard Funds Summary Section—Lazard Global Strategic Equity Portfolio —Management—Portfolio Managers/Analysts" in the prospectus:

Robin O. Jones, portfolio manager/analyst on the Investment Manager's International and Global Strategic Equity teams, has been with the Portfolio since August 2014.

Mark Little, portfolio manager/analyst on various of the Investment Manager's International and Global Strategic Equity teams, has been with the Portfolio since August 2014.

John R. Reinsberg, portfolio manager/analyst on various of the Investment Manager's Global Equity and International Equity teams, has been with the Portfolio since August 2014.

Jimmie Bork, portfolio manager/analyst on the Investment Manager's Global Equity Income and Global Strategic Equity teams, has been with the Portfolio since June 2020.

The following supersedes and replaces any contrary information in the section entitled "Lazard Funds Fund Management—Portfolio Management" in the prospectus:

Global Strategic Equity Portfolio—Robin O. Jones, Mark Little, John R. Reinsberg (each since August 2014) and Jimmie Bork (since June 2020)

The following supplements the information in the section entitled "Lazard Funds Fund Management—Biographical Information of Portfolio Management Team" in the prospectus:

Jimmie Bork, a Senior Vice President of the Investment Manager, is a portfolio manager/analyst on the Investment Manager's Global Equity Income and Global Strategic Equity teams. He joined the Investment Manager in 2016 and has been working in the investment field since 2011. Prior to joining the Investment Manager, Mr. Bork was an Equity Analyst with Legal & General and Credit Suisse.

Dated: July 31, 2020